UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2012

JAKKS PACIFIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-28104	95-4527222
(Commission File Number)	(IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of Principal Executive Offices)	(Zip Code)

(310) 456-7799

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 15, 2012, JAKKS Pacific, Inc. (the "Company" or "JAKKS") received from Oaktree Capital Management, L.P. ("Oaktree") the letter, dated June 15, 2012, attached hereto as Exhibit 99.1, incorporated by reference herein and made part of this Item 8.01. The Company attempted to negotiate a mutually acceptable confidentiality and standstill agreement with Oaktree, but was unable to do so in a manner that appropriately protected the Company's interests.

About JAKKS Pacific, Inc.

JAKKS (NASDAQ: JAKK) is a leading designer and marketer of toys and consumer products, with a wide range of products that feature some of the most popular brands and children's toy licenses in the world. JAKKS' diverse portfolio includes Action Figures, Electronics, Dolls, Dress-Up, Role Play, Halloween Costumes, Kids Furniture, Vehicles, Plush, Art Activity Kits, Seasonal Products, Infant/Pre-School, Construction Toys, Ride-On Vehicles, Wagons, Inflatable Environments and Tents, and Pet Toys sold under various proprietary brands including JAKKS Pacific®, Creative Designs International™, Road Champs®, Funnoodle®, JAKKS Pets™, Plug It In & Play TV Games™, Kids Only!™, Tollytots®, Disguise™, Moose Mountain® and Monsuno™. JAKKS is an award-winning licensee of several hundred nationally and internationally known trademarks including Disney®, Nickelodeon®, Warner Bros.®, Ultimate Fighting Championship®, Hello Kitty®, Graco®, Cabbage Patch Kids® and Pokémon®. www.jakks.com

This Current Report on Form 8-K may contain forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS' business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS' products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, and difficulties with integrating acquired businesses. The forward-looking statements contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Letter, dated June 15, 2012, from Oaktree

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Date: June 15, 2012	By:	/s/ JOEL M. BENNETT
Name: Joel M. Bennett Title: CFO

Index to Exhibits

Exhibit No.	Description
99.1	Letter, dated June 15, 2012, from Oaktree